EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kaydon Corporation, does hereby appoint JOHN F. BROCCI or BRIAN P. CAMPBELL, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.10 par value, of Kaydon Corporation to be issued pursuant to the Kaydon Employee Stock Ownership and Thrift Plan or the Electro-Tec Corporation Employee Retirement Benefit Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 17, 2004	/s/ David A. Brandon
David A. Brandon, Director

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kaydon Corporation, does hereby appoint JOHN F. BROCCI or BRIAN P. CAMPBELL, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.10 par value, of Kaydon Corporation to be issued pursuant to the Kaydon Employee Stock Ownership and Thrift Plan or the Electro-Tec Corporation Employee Retirement Benefit Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 20, 2004	/s/ Thomas C. Sullivan
Thomas C. Sullivan, Director

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kaydon Corporation, does hereby appoint JOHN F. BROCCI or BRIAN P. CAMPBELL, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.10 par value, of Kaydon Corporation to be issued pursuant to the Kaydon Employee Stock Ownership and Thrift Plan or the Electro-Tec Corporation Employee Retirement Benefit Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 19, 2004	/s/ B. Joseph White
B. Joseph White, Director